UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:   February 17, 2004

Commission file number 000-28423

VALIDIAN CORPORATION

            Nevada

58-2541997

(State of Incorporation)

(IRS Employer Identification No.)

30 Metcalfe Street, Ottawa, Ontario, Canada K1P 5L4

(Address of principal executive offices)

613-230-7211

(Telephone Number)

Item 1 through Item 4 - not applicable

Item 5. Other Events

On January 30, 2004, the company closed a financing of $2,000,000 by issuing $2,000,000 of 4% convertible debentures, maturing December 31, 2005 and convertible at $0.50 per share of common stock, and 2,727,000 Series H Warrants with an exercise price of $0.50 per share and expiring on December 31, 2006.

Item 6 through Item 9 - not applicable

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIDIAN CORPORATION

           (Registrant)

Date 02/17/2004

By          /s/ Andre Maisonneuve

Andre Maisonneuve, President,

Chief Executive Officer and Chief Financial Officer